Exhibit 10.3

AMENDMENT NO. 1

AND WAIVER TO

FIFTH AMENDED AND RESTATED

REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

This Amendment No. 1 and Waiver (“Amendment No. 1 and Waiver”) to the Loan Agreement (as defined below) is entered into as of March 2, 2009, by and among STREAM HOLDINGS CORPORATION, a Delaware corporation (“SHC”), STREAM FLORIDA INC., a Delaware corporation and a wholly-owned Subsidiary of SHC (“SFI”), STREAM INTERNATIONAL INC., a Delaware corporation and a wholly-owned Subsidiary of SHC (“Stream”), STREAM NEW YORK INC. a Delaware corporation and a wholly-owned Subsidiary of SHC (“SNY”) and STREAM INTERNATIONAL EUROPE B.V., a company organized under the laws of the Netherlands and a wholly-owned Subsidiary of Stream (“Stream BV”), (SFI, Stream, SNY and Stream BV, each a “US Borrower” and collectively the “US Borrowers”), STREAM INTERNATIONAL CANADA INC., a company organized under the laws of Ontario and a Subsidiary of Stream (“Stream Canada”), STREAM INTERNATIONAL SERVICE EUROPE B.V., a company organized under the laws of the Netherlands and a wholly-owned Subsidiary of Stream International (Bermuda) Ltd. (“Stream Service BV”), STREAM INTERNATIONAL (N.I.) LIMITED, a company organized under the laws of Northern Ireland and a Subsidiary of Stream (“Stream UK”) and STREAM INTERNATIONAL GMBH, a company organized under the laws of Germany and a Subsidiary of Stream (“Stream Germany”) (Stream Canada, Stream Service BV, Stream UK and Stream Germany, each a “Foreign Borrower” and collectively the “Foreign Borrowers”) (US Borrowers and the Foreign Borrowers, each a “Borrower” and collectively the “Borrowers”), and STREAM GLOBAL SERVICES, INC, a Delaware corporation and the owner of all of the issued and outstanding shares of the capital stock of SHC (“SGS”) (SHC and SGS, each a “Guarantor” and collectively the “Guarantors”; Borrowers and Guarantors, each a “Loan Party” and collectively the “Loan Parties”), the financial institutions which are now or which hereafter become a party to the Loan Agreement (collectively, the “Lenders” and individually a “Lender”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, “Agent”), PNC as “Swingline Lender” (as hereafter defined), STEEL CITY CAPITAL FUNDING, LLC (“SCCF”), as agent for Term B Lenders (SCCF, in such capacity, “Term B Agent”), PNC CAPITAL MARKETS LLC., as sole lead arranger (in such capacity, “Lead Arranger”) and SIEMENS FINANCIAL SERVICES, INC., as documentation agent (in such capacity, “Documentation Agent”).

BACKGROUND

Each of the Loan Parties, Agent, Term B Agent and Lenders are parties to a Fifth Amended Restated Revolving Credit, Term Loan and Security Agreement, dated as of January 8, 2009 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent, Term B Agent and Lenders provide Borrowers with certain financial accommodations.

Agent has caused the issuance of four (4) Letters of Credit for the benefit of US Borrowers in the Maximum Face Amount of approximately $7,500,000 (subject to currency fluctuations) in connection with the obligations of US Borrowers under leases of Real Property (the “Existing Landlord L/Cs”). In order to, inter alia, create additional Undrawn Availability under the Loan Agreement, Loan Parties have requested Ares Corporate Opportunities Fund II, L.P., a Delaware limited partnership (“Ares II LP”) or one or more of its Affiliates (each such Affiliate being referred to as an “Ares Affiliate”; and each Ares Affiliate and Ares II LP being referred to collectively as the “Ares Guarantors”) to cause the issuance of letters of credit from one or more financial institutions or other entities other than Lenders and their Affiliates, which will replace the Existing Landlord L/Cs (“Replacement L/Cs”). In order to induce the Ares Guarantors to cause the issuance of the Replacement L/Cs, SGS, SHC, SFI, Stream and SNY (the “Initial Ares-Obligated Loan Parties” and, together with any other Person that becomes a party thereto pursuant to Section 9(b) of the Reimbursement Agreement, the “Ares-Obligated Loan Parties”) have agreed to enter into a Guarantee and Reimbursement Agreement in the form annexed hereto as Exhibit A (the “Reimbursement Agreement”) which includes grant of a Lien on the Collateral of the Ares-Obligated Loan Parties in favor of Ares II LP and certain of its Affiliates.

Section 7.10 of the Loan Agreement restricts the ability of Loan Parties to enter into transactions with Affiliates. Loan Parties have requested Agent, Term Loan B Agent and Lenders to waive any failure to comply with Section 7.10 of the Loan Agreement arising out of the entering into and performance under the Reimbursement Agreement. Loan Parties have also requested Agent, Term B Agent and Lenders to amend (i) the definition of “Permitted Encumbrances” appearing in the Loan Agreement, (ii) Section 7.3 of the Loan Agreement and (iii) Section 7.8 of the Loan Agreement, all so as to permit the Ares-Obligated Loan Parties to enter into the Reimbursement Agreement. Agent, Term B Agent, Revolving Lenders and Term B Lenders are willing to grants such waiver (together with the other waivers provided herein), and amend the Loan Agreement, all on the terms and conditions set forth herein.

NOW, THEREFORE, based upon the premises set forth above and in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Loan Parties by Agent, Term B Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

(a) The following defined terms are inserted into Section 1.2 of the Loan Agreement, in the appropriate alphabetical order:

“Amendment No. 1 and Waiver” shall mean that certain Amendment No. 1 and Waiver dated as of March 2, 2009, to the Fifth Amended Restated Revolving Credit, Term Loan and Security Agreement, dated as of January 8, 2009, by and among Loan Parties, Agent, Term B Agent and Lenders.

“Amendment No. 1 Effective Date” shall mean the date upon which the conditions precedent to the effectiveness of Amendment No. 1 and Waiver have been satisfied, as determined by Agent and Term B Agent.

“Ares II LP” shall mean Ares Corporate Opportunities Fund II, L.P., a Delaware limited partnership.

“Ares Guarantors” shall mean Ares II LP and one or more of its Affiliates.

“Ares-Obligated Loan Parties” shall mean SGS, SHC, SFI, Stream and SNY and any other Person that becomes a party thereto pursuant to Section 9(b) of the Reimbursement Agreement.

“Ares Subordination Agreement” shall mean that certain Subordination and Intercreditor Agreement dated on or about the Amendment No. 1 Effective Date by and among the Loan Parties, Agent, Term B Agent and Ares II LP, on behalf of the Ares Guarantors.

“Reimbursement Agreement” shall mean the Guarantee and Reimbursement dated as of March 2, 2009 between the Ares-Obligated Loan Parties and Ares II LP.

“Replacement L/Cs” shall mean the letters of credit issued promptly following the Amendment No. 1 Effective Date by financial institutions or other entities acceptable to Agent and Term B Agent in favor of certain landlords of Real Property leased by US Borrowers, in exchange for Letters of Credit previously provided by Agent to such landlords, the obligations under or in respect of which letters of credit to be issued in replacement of Letters of Credit shall be subject to reimbursement under the Reimbursement Agreement but subject further to the provisions of the Ares Subordination Agreement.

(b) The definition of “Permitted Encumbrances” appearing in Section 1.2 of the Loan Agreement is hereby amended by changing the word “and” appearing immediately prior to clause “(k)” thereof to a comma and by inserting the following immediately prior to the period appearing at the end thereof:

and (l) Liens in favor of the Ares Guarantors granted under the Reimbursement Agreement

(c) Section 5.13 of the Loan Agreement is hereby amended by inserting the parenthetical “(other than SGS)” after the phrase “Loan Party” appearing in the second sentence of such Section.

(d) Section 7.3 of the Loan Agreement is hereby amended by changing the word “and” appearing immediately prior to clause “(b)” thereof to a comma and by inserting the following immediately prior to the period appearing at the end thereof:

and (c) obligations of the Ares-Obligated Loan Parties in favor of the Ares Guarantors under the Reimbursement Agreement

(e) Section 7.8 of the Loan Agreement is hereby amended by changing the word “and” appearing immediately prior to clause “(ix)” thereof to a comma and by inserting the following immediately prior to the period appearing at the end thereof:

and (x) Indebtedness of the Ares-Obligated Loan Parties in favor of the Ares Guarantors under the Reimbursement Agreement

(f) The Schedules to the Loan Agreement are hereby amended and restated in their entireties, as of the Amendment No. 1 Effective Date, by the Schedules to the Amendment No. 1 and Waiver.

3. Waiver. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent, Term B Agent, Revolving Lenders and Term B Lenders hereby waive the application of the Loan Agreement and the Other Documents, including Section 7.10 of the Loan Agreement, to the execution, delivery and performance of the Reimbursement Agreement.

4. Conditions of Effectiveness. This Amendment No. 1 and Waiver shall become effective upon satisfaction of each of the following conditions precedent:

(a) Agent shall have received a copy of this Amendment No. 1 and Waiver executed by Term B Agent, Required Revolving Lenders, Term B Lenders and each of the Loan Parties, to be promptly followed by delivery to Agent by ten (10) originally executed copies hereof;

(b) Agent shall have received true and correct copies of the fully executed Reimbursement Agreement, in the form annexed hereto as Exhibit A.

(c) Agent shall be reasonably satisfied that efforts have been commenced for the issuance of the Replacement L/Cs by financial institutions or other entities satisfactory to Agent and Term B Agent promptly after the Amendment No. 1 Effective Date and, upon the actual issuance thereof, the Letters of Credit which shall have previously been issued to the respective landlords of US Borrowers shall be returned to Agent for cancellation.

(d) Ares II LP and the Initial Ares-Obligated Loan Parties shall have entered into a Subordination and Intercreditor Agreement with Agent in the form annexed hereto as Exhibit B.

(e) Agent shall have received such other certificates, instruments, documents and agreements as may be required by Agent, Term B Agent, or their respective counsel relating to the transactions contemplated in this Amendment No. 1 and Waiver.

5. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a) This Amendment No. 1 and Waiver, and the Loan Agreement, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

(b) Upon the effectiveness of this Amendment No. 1 and Waiver, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not waived hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 1 and Waiver, provided that (i) such representations and warranties shall be true and correct in all material respects and (ii) to the extent that such representations and warranties relate solely to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date (but, in the case of each of clauses (i) and (ii), after giving effect to this Amendment No. 1 and Waiver).

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 1 and Waiver.

6. Effect on the Loan Agreement.

(a) Except as specifically waived herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(b) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment No. 1 and Waiver shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Amendment No. 1 and Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the internal laws of the State of New York.

8. Headings. Section headings in this Amendment No. 1 and Waiver are included herein for convenience or reference only and shall not constitute a part of this Amendment No. 1 and Waiver for any other purpose.

9. Counterparts; Facsimile. This Amendment No. 1 and Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or “pdf” transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, this Amendment No. 1 and Waiver has been duly executed as of the day and year first written above.

STREAM HOLDINGS CORPORATION,
as a Guarantor

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	President and Treasurer

STREAM FLORIDA INC., as a Borrower

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	President and Chief Executive Officer

STREAM INTERNATIONAL INC., as a Borrower

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	President

STREAM NEW YORK INC., as a Borrower

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	President

STREAM INTERNATIONAL CANADA INC., as a Borrower

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	President

[signatures continued on following page]

STREAM INTERNATIONAL (N.I.) LIMITED,
as a Borrower

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Director

STREAM INTERNATIONAL GMBH, as a Borrower

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Director

STREAM INTERNATIONAL EUROPE B.V., as a Borrower

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Director

STREAM INTERNATIONAL SERVICE EUROPE B.V., as a Borrower

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Director

STREAM GLOBAL SERVICES, INC., as a Guarantor

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	President and Chief Executive Officer

[signatures continued on following page]

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent

By:	/s/ Scott Goldstein
Name:	Scott Goldstein
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Steven C. Gonzalez
Name:	Steven C. Gonzalez
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as Lender

By:
Name:
Title:

By:
Name:
Title:

[signatures continued on following page]

WELLS FARGO FOOTHILL, LLC, as Lender

By:	/s/ Ilene Silberman
Name:	Ilene Silberman
Title:	Vice President

STEEL CITY CAPITAL FUNDING, LLC, as Term B Lender and as Term B Agent

By:	/s/ Susanna Siskind
Name:	Susanna Siskind
Title:	Vice President

A3 FUNDING LP, as Term B Lender

By:	A3 Fund Management LLC, it general partner

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:

ABLECO FINANCE LLC, as Term B Lender

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title: